EXHIBIT 23

Consent  of  Independent  Public  Accountants





     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated January 24, 2002 and to all references to our firm, included in this Form 10-K, into IRT Property Company's previously filed Registration Statement Files Nos. 33-63523, 33-64628, 33-59938, 33-64741,
33-66780,  33-65604,  333-62435,  333-38847, 333-48571, 333-53638 and 333-59366.





ARTHUR  ANDERSEN  LLP






Atlanta,  Georgia
March  25,  2002